                                                                    EXHIBIT 99.1

                      Bay View Securitization Corporation
                    For Remittance Date: September 30, 1999


A.  PRINCIPAL BALANCE RECONCILIATION

                                                                                                               Number of
                                                        A-1                     A-2            Total           Accounts
                                               --------------------------------------------------------------------------
    (A)  Original Principal Balance                 200,979,000.00          52,245,989.00   253,224,989.00        21106
                                               --------------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                   0.00          46,455,455.36    46,455,455.36         5677
                                               --------------------------------------------------------------------------
    (C)  Collections (Regular Payments)                       0.00           1,540,880.40     1,540,880.40          N/A
                                               --------------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                      0.00           1,166,808.73     1,166,808.73          246
                                               --------------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                   0.00                   0.00             0.00
                                               --------------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                 0.00              34,263.29        34,263.29          N/A
                                               --------------------------------------------------------------------------
    (G)  Principal Reductions (Other)                         0.00                   0.00             0.00            0
                                               --------------------------------------------------------------------------
    (H)  Gross Charge Offs                                    0.00             119,831.11       119,831.11           17
                                               --------------------------------------------------------------------------
    (I)  Repurchases                                          0.00              20,716.39        20,716.39           16
                                               --------------------------------------------------------------------------
    (J)  Ending Balance                                       0.00          43,572,955.44    43,572,955.44         5398
                                               --------------------------------------------------------------------------

    Notional Principal Balance:
                                                                                         -----------------
    (K)  Beginning                                                                            4,176,112.92
                                                                                         -----------------
    (L)  Ending                                                                               3,477,114.81
                                                                                         -----------------

                                               -----------------------------------------------------------
    (M)  Certificate Factor                              0.0000000%            83.3996184%      17.2072099%
                                               -----------------------------------------------------------

B.  CASH FLOW RECONCILIATION

                                                                         Total
                                                                  -----------------
    (A)  Cash Wired                                                    3,298,153.33
                                                                  -----------------
    (B)  Interest Wired/Earned                                            12,417.29
                                                                  -----------------
    (C)  Withdrawal from Payahead Account                                 34,263.29
                                                                  -----------------
    (D)  Advances                                                              0.00
                                                                  -----------------
    (E)  Repurchases                                                      20,716.39
                                                                  -----------------
    (F)  Gross Charge-Off Recoveries                                      26,776.12
                                                                  -----------------
    (G)  Gross Charge-Off Advances                                           518.35
                                                                  -----------------
    (H)  Spread Account Withdrawal                                             0.00
                                                                  -----------------
    (I)  "A" Surety Bond Draw for "I" Interest                                 0.00
                                                                  -----------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                 0.00
                                                                  -----------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                  0.00
                                                                  -----------------

             TOTAL COLLECTIONS                                         3,392,844.77
                                                                  -----------------


C.  TRUSTEE DISTRIBUTION


                                                                                                               Total
                                                                                                        -----------------
    (A)  Total Cash Flow                                                                                     3,392,844.77
                                                                                                        -----------------
    (B)  Unrecovered Interest Advances                                                                             436.34
                                                                                                        -----------------
    (C)  Servicing Fee (Due and Unpaid)                                                                         38,712.88
                                                                                                        -----------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                                    0.00
                                                                                                        -----------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                              255,117.88
                                                                                                        -----------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                                 10,962.30
                                                                                                        -----------------

    (G)  Principal to "A-1" Certificate Holders, including Overdue                                                   0.00
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                           2,882,499.92
                                                                                                        -----------------
    (I)  Reinsurance Fee                                                                                             0.00
                                                                                                        -----------------
    (J)  Surety Bond Fee                                                                                         5,806.93
                                                                                 ----------------------------------------
    (K)        First Loss Protection                                                                0.00
                                                                                 -----------------------
    (L)        Surety Bond Premium                                                              5,806.93
                                                                                 ----------------------------------------
    (M)  Interest Advance Recovery Payments                                                                     49,481.96
                                                                                                        -----------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                        0.00
                                                                                                        -----------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                        0.00
                                                                                                        -----------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                          0.00
                                                                                                        -----------------
    (Q)  Deposit to Payahead                                                                                         0.00
                                                                                                        -----------------

                      Bay View Securitization Corporation
                    For Remittance Date: September 30, 1999

   (R)  Bank Account Interest to Servicer                                                                         12,417.29
                                                                                                            -----------------
   (S)  Excess Yield                                                                                             137,409.27
                                                                                                            -----------------

        BALANCE                                                                                                        0.00
                                                                                                            -----------------


D. SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                                          Spread Account       Surety Bond
                                                                                     ----------------------------------------
   (A)  Beginning Balance                                                                      3,530,113.99   43,617,107.76
                                                                                     ----------------------------------------
   (B)  Additions to Spread Amount                                                               137,409.27             N/A
                                                                                     ----------------------------------------
   (C)  Interest Earned                                                                           14,070.57
                                                                                     ----------------------------------------
   (D)  Draws                                                                                          0.00            0.00
                                                                                     ----------------------------------------
   (E)  Reimbursement for Prior Draws                                                                   N/A            0.00
                                                                                     ----------------------------------------
   (F)  Distribution of Funds to  "IC" Class or Servicer                                         364,801.63            0.00
                                                                                     ----------------------------------------
   (G)  Ending Balance                                                                         3,316,792.20   40,712,436.13
                                                                                     ----------------------------------------

   (H)  Required Balance                                                                       3,165,312.36   40,712,436.13
                                                                                     ----------------------------------------
   (I)  Distribution to "IC" Class                                                               151,479.84
                                                                                     -----------------------


E. CURRENT RECEIVABLES DELINQUENCY
              #Payment Delinquency                                      Number                Balance
              --------------------                             ---------------------------------------------
   (A)  31-60                                                                     40             243,487.84
                                                               ---------------------------------------------
   (B)  61-90                                                                      8             107,776.18
                                                               ---------------------------------------------
   (C)  91+                                                                        2               9,365.10
                                                               ---------------------------------------------
   (D)  Total                                                                     50             360,629.12
                                                               ---------------------------------------------


F. EXCESS YIELD
                                                                 Excess Yield              Pool             Excess Yield
                         Month                                      Balance               Balance          (Annualized %)
                         -----                                 --------------------------------------------------------------
   (A)  Current                                                      137,409.27         43,572,955.44              3.7843%
                                                               --------------------------------------------------------------
   (B)  1st Previous                                                 350,355.04         46,455,455.36              9.0501%
                                                               --------------------------------------------------------------
   (C)  2nd Previous                                                 145,948.49         49,663,174.10              3.5265%
                                                               --------------------------------------------------------------
   (D)  3rd Previous                                                 223,814.48         52,935,062.57              5.0737%
                                                               --------------------------------------------------------------
   (E)  4th Previous                                                  98,926.91         56,389,588.22              2.1052%
                                                               --------------------------------------------------------------
   (F)  5th Previous                                                  80,045.75         59,947,518.62              1.6023%
                                                               --------------------------------------------------------------
   (G)  Six-Month Rolling Excess Yield (greater
        than or equal to 1.75%)                                      172,749.99         51,493,959.05              4.0257%
                                                               --------------------------------------------------------------


G. DELINQUENCY RATE (31+)

                                                                    Month                   Pool
                         Month                                     Balance                Balance                %
                         -----                                 --------------------------------------------------------------
   (A)  Current                                                      360,629.12         43,572,955.44              0.8276%
                                                               --------------------------------------------------------------
   (B)  1st Previous                                                 412,295.83         46,455,455.36              0.8875%
                                                               --------------------------------------------------------------
   (C)  2nd Previous                                                 322,512.00         49,663,174.10              0.6494%
                                                               --------------------------------------------------------------
   (D)  Three-Month Rolling Average (less than 2%)                   365,145.65         46,563,861.63              0.7842%
                                                               --------------------------------------------------------------


H. NET LOSS RATE
                                                                                      Liquidation           Average
                         Month                                        Balance          Proceeds             Balance
                         -----                                 --------------------------------------------------------------
   (A)  Current                                                      173,868.05         80,813.06             45,014,205.40
                                                               --------------------------------------------------------------
   (B)  1st Previous                                                  88,640.95         88,733.32             48,059,314.73
                                                               --------------------------------------------------------------
   (C)  2nd Previous                                                 192,985.51         65,908.18             51,299,118.34
                                                               --------------------------------------------------------------
   (D)  Three-Month Rolling Average Net Default Rate
        less than 3%                                                 151,831.50         78,484.85             48,124,212.82
                                                               --------------------------------------------------------------

                                                                      Defaulted
                         Month                                      (Annualized)
                         -----                                 ------------------------
   (A)  Current                                                                2.4807%
                                                               ------------------------
   (B)  1st Previous                                                          -0.0023%
                                                               ------------------------
   (C)  2nd Previous                                                           2.9726%
                                                               ------------------------
   (D)  Three-Month Rolling Average Net Default Rate
        less than 3%                                                           1.8289%
                                                               ------------------------

                      Bay View Securitization Corporation
                   For Remittance Date: September 30, 1999

I.  CHARGE-OFF / RECOVERIES
                                                              Number                 Balance
                                                           ------------------------------------
    (A)  Collection Period Charge-Off Receivables                    17             119,831.11
                                                           ------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                  1031           7,434,498.89
                                                           ------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                 NA              26,776.12
                                                           ------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                           NA           1,036,984.73
                                                           ------------------------------------

 J. REPOSSESSIONS
                                                           ------------------------------------
    (A)  Collection Period Repossessions                              3              26,843.02
                                                           ------------------------------------
    (B)  Aggregate Repossessions                                    645           7,532,966.06
                                                           ------------------------------------
    (C)  Unliquidated Repossessions                                   4              32,708.70
                                                           ------------------------------------

K.  FORCED PLACE INSURANCE
                                                           ------------------------------------
    (A)  FPI Charge-Offs                                              0                   0.00
                                                           ------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                        0                   0.00
                                                           ------------------------------------

L.  PAYAHEAD RECONCILIATION
                                                           -------------
    (A)  Beginning Balance                                   211,675.30
                                                           -------------
    (B)  Deposit                                                   0.00
                                                           -------------
    (C)  Withdrawal                                           34,263.29
                                                           -------------
    (D)  Ending Balance                                      177,412.01
                                                           -------------


Approved By: /s/ Michael LaOrange
             --------------------
             Michael LaOrange
             Vice President, Controller
             Bay View Acceptance Corp